Supplement dated January 30, 2026
to the Prospectus, as supplemented (as applicable), of each of the following funds:
Fund	Prospectus Date

Columbia ETF Trust I
Columbia Diversified Fixed Income Allocation ETF	2/28/2025
Columbia International Equity Income ETF	2/28/2025
Columbia Multi-Sector Municipal Income ETF	2/28/2025
Columbia Research Enhanced Core ETF	2/28/2025
Columbia Research Enhanced Real Estate ETF	5/1/2025
Columbia Research Enhanced Value ETF	2/28/2025
Columbia Select Technology ETF	2/28/2025
Columbia Short Duration Bond ETF	2/28/2025
Columbia Short Duration High Yield ETF	8/1/2025
Columbia U.S. Equity Income ETF	2/28/2025
Columbia U.S. High Yield ETF	8/1/2025
Columbia ETF Trust II
Columbia EM Core ex-China ETF	8/1/2025
Columbia India Consumer ETF	8/1/2025
Columbia Research Enhanced Emerging Economies ETF	8/1/2025
Effective February 1, 2026, information about BNY Mellon Corporation in the More Information About the Fund(s) section under Primary Service Provider Contracts - Other Service Providers in each Fund's prospectus is hereby replaced with the following:
State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, is the administrator, fund accountant, transfer agent and custodian for the Fund.
Shareholders should retain this Supplement for future reference.
SUP000_00_186_(01/26)